23. OTHER LONG-TERM LIABILITIES	12 Months Ended
Dec. 31, 2017
Other Long-term Liabilities
OTHER LONG-TERM LIABILITIES

23. OTHER LONG-TERM LIABILITIES

As at December 31,	2017	2016
Deferred revenue	$323,709	$317,907
Accrued benefit liabilities (Note 29)	40,065	36,718
Uncertain tax positions	175	175
Decommissioning liabilities (a)	1,590	1,669
Other	340	392
Other long-term liabilities	$365,879	$356,861

(a)	The current and long-term decommissioning liabilities on property and equipment were $2.8 million (December 31, 2016 — $1.8 million). The decommissioning liabilities are for the restoration of leased buildings and teleports. During the years ended December 31, 2017 and 2016, $0.1 million was recorded as interest expense with no decommissioning liabilities derecognized. It is expected that the decommissioning liabilities will mature between 2018 and 2062.